SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                February 26, 1996
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                Date of Report (Date of earliest event reported):


                             SUN MICROSYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                         0-15086                    94-2805249
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(State or other jurisdiction    (Commission                (IRS Employer
 of incorporation)               File Number)               Identification No.)


2550 Garcia Avenue, Mountain View, California               94043
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:      (415) 960-1300
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        N/A
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(Former name or former address, if changed since last report)
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Item 5. Other Events

        On February 22, 1996, the Registrant received a letter from Milberg Weiss Bershad Hynes & Lerach regarding the matter of Kostick Trust v. Peter O. Crisp, et al., Case No. CV755458 ("Kostick v. Crisp") and a related matter, filed subsequent thereto, Manson v. Peter O. Crisp, Case No. CV755504. This letter specifically notified the Registrant that the Registrant is being dropped as a defendant in the foregoing matters and that the Registrant need not respond to the complaints set forth therein. The text of this letter is attached as
Exhibit 99.1 to this Report and is incorporated herein by reference. The actions set forth in Kostick v. Crisp are more fully described in ITEM 1 - "SUBSEQUENT EVENT" of the Registrant's Form 10-Q for its second fiscal quarter ended December 31, 1995, as filed with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                99.1 Text of letter dated February 22, 1996 to the Registrant from Milberg Weiss Bershad Hynes & Lerach.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



        Date: February 26, 1996         SUN MICROSYSTEMS, INC.




                                By:     /s/  MICHAEL H. MORRIS
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                                        Michael H. Morris
                                        Vice President,
                                        General Counsel and Secretary

                               INDEX TO EXHIBITS

Exhibit
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99.1        Text of  letter  dated  February  22,  1996 to the  Registrant  from
            Milberg Weiss Bershad Hynes & Lerach.